UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 13, 2009

WASHINGTON TRUST BANCORP, INC.
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(Exact Name of Registrant as Specified in Charter)

Rhode Island	0-13091	05-0404671
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Broad Street, Westerly, Rhode Island 02891
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 348-1200

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 23, 2008, John F. Treanor, President, Chief Operating Officer and a director of Washington Trust Bancorp, Inc., established a stock-trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, which was reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2008.  On March 13, 2009, Mr. Treanor amended the Plan to adjust the minimum price threshold at which shares of Common Stock will be sold on the open market.  All other terms of the Plan remain in full force and effect.  The amended Plan will become effective on March 28, 2009.  Rule 10b5-1 plans permit directors or officers who are not in possession of material, non-public information to establish pre-arranged plans to buy or sell company stock.

The Plan was amended during an authorized trading period at a time when Mr. Treanor was not in possession of material, non-public information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date: March 18, 2009	By:	/s/ David V. Devault
David V. Devault
Executive Vice President, Chief Financial Officer and Secretary